EXHIBIT 32.1

    CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND PRINCIPAL ACCOUNTING OFFICER

                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Michael Young, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of SENSOR SYSTEM SOLUTIONS, INC. on Form 10-QSB for the fiscal quarter ended March 31, 2006 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-QSB fairly presents in all material respects the financial condition and results of operations of SENSOR SYSTEM SOLUTIONS, INC.




                          By:    /s/ Michael Young
                                 ----------------------------
                          Name:  Michael Young
                          Title: Chief Executive Officer and
                                 Principal Accounting Officer